Exhibit 10.37

EXECUTION COPY

GOODMAN GLOBAL, INC.

GOODMAN GLOBAL HOLDINGS, INC.,

as Borrower

THE SEVERAL LENDERS

FROM TIME TO TIME PARTIES HERETO,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

UBS SECURITIES LLC,

as Syndication Agent

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

as Documentation Agent

and

J.P. MORGAN SECURITIES INC.

as Lead Arranger and Sole Bookrunner

FIRST AMENDMENT TO THE

CREDIT AGREEMENT

REFINANCING OF $311,375,000 TERM LOAN FACILITY

March 17, 2006

FIRST AMENDMENT, dated as of March 17, 2006 (this “First Amendment”), to the CREDIT AGREEMENT dated as of December 23, 2004 (the “Credit Agreement”), among GOODMAN GLOBAL, INC., a Delaware corporation (“Holdings”), GOODMAN GLOBAL HOLDINGS, INC., a Delaware corporation (the “Borrower”), the LENDERS party hereto from time to time (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, UBS SECURITIES LLC, as syndication agent (in such capacity, the “Syndication Agent”), CREDIT SUISSE, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse First Boston, acting through its Cayman Islands branch), as documentation agent (in such capacity, the “Documentation Agent”), and J.P. MORGAN SECURITIES INC. and UBS SECURITIES LLC as joint lead arrangers and joint book managers (in such capacity, the “Joint Lead Arrangers”).

W  I  T  N  E  S  S  E  T  H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders provide for a new tranche of term loans in an aggregate principal amount equal to $311,375,000 (the “Replacement Term Loans”), the proceeds of which will be used to refinance the currently outstanding Term Loans (the “Original Term Loans”) and which, except as amended hereby, will have the same terms as the Original Term Loans; and

WHEREAS, the Borrower has asked J.P. Morgan Securities Inc. to act as lead arranger and sole bookrunner for this First Amendment and J.P. Morgan Securities Inc. has agreed to serve in such capacities; and

WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2. Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Applicable Margin”, “Pricing Grid” and “Qualified IPO” in their entirety and inserting, in proper alphabetical order, the following new defined terms and related definitions:

“Applicable Margin” shall mean for any day (i) with respect to any Term Loan, 1.75% per annum in the case of any Eurocurrency Loan and 0.75% per annum in the case of any ABR Loan and (ii) with respect to any Revolving Facility Loan, a rate per annum determined pursuant to the Pricing Grid; provided that on and after the first Adjustment Date occurring after the date which is six months after the First Amendment Effective Date, the Applicable Margin with respect to Term Loans will be determined in accordance with the Pricing Grid.

“First Amendment” shall mean the First Amendment to this Agreement dated as of March 17, 2006.

“First Amendment Effective Date” shall have the meaning assigned to such term in the First Amendment.

“Pricing Grid” shall mean (a) with respect to the Revolving Facility Loans, the table set forth below:

Consolidated Leverage Ratio	Applicable Margin for ABR Loans	Applicable Margin for Eurocurrency Loans
Greater than or equal to 5.50 to 1.0	1.50%	2.50%
Less than 5.50 to 1.0, but greater than or equal to 4.75 to 1.00	1.25%	2.25%
Less than 4.75 to 1.0	1.00%	2.00%

and (b) with respect to the Term Loans, the table set forth below:

Consolidated Leverage Ratio	Applicable Margin for ABR Loans	Applicable Margin for Eurocurrency Loans
Greater than or equal to 4.75 to 1.0	1.00%	2.00%
Less than 4.75 to 1.0	0.75%	1.75%

For the purposes of the Pricing Grid, changes in the Applicable Margin resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the “Adjustment Date”) that is three Business Days after the date on which financial statements are delivered to the Lenders pursuant to Section 5.04 and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified in Section 5.04, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the Pricing Grid shall apply. In addition, at all times while an Event of Default shall have occurred and be continuing, the highest rate set forth in each column of the Pricing Grid shall apply. Each determination of the Consolidated Leverage Ratio pursuant to the Pricing Grid shall be made in a manner consistent with the determination thereof pursuant to Section 6.12.

“Qualified IPO” shall mean an underwritten public offering of the Equity Interests of Holdings which generates cash proceeds of at least $100.0 million.

3. Amendments to Section 6.07. Section 6.07(c) of the Credit Agreement is hereby amended by inserting the following immediately prior to the period at the end of such paragraph:

“, plus (v) a management agreement termination fee of not more than $16.0 million to be paid to the Fund or a Fund Affiliate upon the consummation of a Qualified IPO”

4. Replacement of Original Term Loans. (a) Subject to the terms and conditions of the Credit Agreement, as amended by this First Amendment, each of the Lenders set forth on Schedule 1 to this First Amendment (the “2006 Term Lenders”) severally agrees to make a Replacement Term Loan to the Borrower on the First Amendment Effective Date in a principal amount not to exceed such Lender’s term loan commitment (each a “Replacement Term Loan Commitment”) as set forth on Schedule 1. The aggregate amount of the Replacement Term Loan Commitments on the First Amendment Effective Date is $311,375,000. The proceeds of the Replacement Loans shall be used to prepay in full the Original Term Loans outstanding under the Credit Agreement as of the First Amendment Effective Date.

(b) From and after the First Amendment Effective Date, all references to Term Loans in the Credit Agreement are hereby deemed to refer to the Replacement Loans made hereunder.

(c) From and after the First Amendment Effective Date, all references to Lenders in the Credit Agreement are hereby deemed to include the 2006 Term Lenders and each 2006 Term Lender that is not otherwise a party to the Credit Agreement hereby agrees to be bound by and liable for all of the terms, provisions and obligations of the other Lenders under the Credit Agreement to the same extent as though it were originally a party thereto.

5. Conversion of Original Term Loans. By delivering notice to the Administrative Agent prior to the First Amendment Effective Date, any 2006 Term Lender who holds Original Term Loans under the Credit Agreement immediately prior to the First Amendment Effective Date (each, a “Continuing Term Lender”) may elect to make all of such Lender’s Replacement Term Loan requested by the Borrower in accordance with this First Amendment to be made on the First Amendment Effective Date by converting all of the outstanding principal amount of such Lender’s Original Term Loans to Replacement Term Loans (each, a “Converted Term Loan”). On the First Amendment Effective Date, the Converted Term Loans shall be converted for all purposes of this Agreement into Replacement Term Loans, and the Administrative Agent shall record in the Register the aggregate amounts of Converted Term Loans. Any written notice to the Administrative Agent delivered by an applicable Lender pursuant to this section shall specify the amount of such Lender’s Replacement Term Loan Commitment, the applicable conversion amount and the principal amount of the Original Term Loans held by such Lender that are to be converted into Replacements Term Loans.

6. Procedure for Replacement Loan Borrowing. The Borrower shall give the Administrative Agent irrevocable notice (which notice shall be given (a) in the case of a Eurocurrency Borrowing, not later than 11:00 a.m., Local Time, three Business Days before the First Amendment Effective Date or (b) in the case of an ABR Borrowing, not later than 12:00 noon, Local Time, one Business Day before the First Amendment Effective Date), requesting that the 2006 Term Lenders and Continuing Term Lenders make the Replacement Term Loans on the First Amendment Effective Date and specifying (x) the amount to be borrowed, (y) whether the Replacement Term Loans are to be initially Eurocurrency Loans, ABR Loans or a combination thereof and (z) if the Replacement Term Loans are to be entirely or partly Eurocurrency Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor. Upon receipt of such notice the Administrative Agent shall promptly notify each 2006 Term Lender thereof. Each 2006 Term Lender will (except with respect to any Continuing Term Lender, to the extent of any of its Original Term Loans converted into Replacement Loans pursuant to Section 4 of this First Amendment) make the amount of its pro rata share of the Replacement Loans available to the Administrative Agent in immediately available funds by wire to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent shall on such date credit the account of the Borrower on the books of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the 2006 Term Loan Lenders and in like funds as received by the Administrative Agent.

7. Conditions to Effectiveness of this First Amendment. This First Amendment shall become effective upon the date (the “First Amendment Effective Date”) when the following conditions are satisfied:

(a) First Amendment to Credit Agreement. The Administrative Agent shall have received counterparts of this First Amendment or consents hereto (substantially in the form attached hereto as Exhibit A), duly executed and delivered by the Borrower, the Required Lenders and each 2006 Term Lender, provided that the Administrative Agent and its designees shall together have sufficient commitments to purchase all of the Original Term Loans of the other Lenders that are not 2006 Term Lenders as contemplated hereby.

(b) Fees. The Administrative Agent shall have received all fees required to be paid to it on or before the First Amendment Effective Date, and all expenses required to be paid to it on or before the First Amendment Effective Date for which invoices have been presented.

(c) Security Documents; Bring Down Lien Search. The Administrative Agent shall have received (a) the Acknowledgment and Confirmation, substantially in the form of Exhibit B hereto, executed and delivered by an authorized officer of the Borrower and each other Loan Party and (b) the results of a bring-down lien search.

(d) Interest. The Administrative Agent shall have received in immediately available funds an amount equal to the accrued and unpaid interest on the Original Term Loans as of the First Amendment Effective Date and any other amounts then due and payable by the Borrower pursuant to the Credit Agreement.

(e) Closing Certificate. The Administrative Agent shall have received a certificate of the Borrower, dated the First Amendment Effective Date in a form reasonably satisfactory to the Administrative Agent.

(f) Legal Opinion. The Administrative Agent shall have received, on behalf of itself and the Lenders on the First Amendment Effective Date, a favorable written opinion of Latham & Watkins LLP, special counsel for Holdings and the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

8. Representations and Warranties.

(a) No Default. No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or after giving effect to the transactions contemplated herein.

(b) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date (after giving effect hereto) as if made on and as of such date (other than representations and warranties which relate to an earlier date (in which case such representations and warranties shall be true and accurate in all material respects on and as of such earlier date)).

9. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable documented out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of one counsel to the Administrative Agent (plus, if necessary, one local counsel per jurisdiction).

10. Continuing Effect of the Credit Agreement. This First Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the

Loan Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Any reference to the “Credit Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this First Amendment.

11. Counterparts. This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

12. Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13. Integration. This First Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

14. GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

GOODMAN GLOBAL, INC.

By:	/s/ Lawrence M. Blackburn

Name:	Lawrence M. Blackburn

Title:	EVP & CFO

GOODMAN GLOBAL HOLDINGS, INC., as Borrower

By:	/s/ Lawrence M. Blackburn

Name:	Lawrence M. Blackburn

Title:	EVP & CFO

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:

Name:

Title:

Goodman Global First Amendment Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

GOODMAN GLOBAL, INC.

By:

Name:

Title:

GOODMAN GLOBAL HOLDINGS, INC., as Borrower

By:

Name:

Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ R. Michael Arnett

Name:	R. Michael Arnett

Title:	Vice President

Goodman Global First Amendment Signature Page